IMS Capital Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

COMMON STOCK - 84.65%	Shares	Value

Communication Services - 12.64%
Alphabet, Inc. - Class C (a)	16,000	$2,109,600
Meta Platforms, Inc. - Class A (a)	8,200	2,461,722
T-Mobile U.S., Inc. (a)	2,600	364,130
		4,935,452
Consumer Discretionary - 12.04%
Amazon.com, Inc. (a)	14,560	1,850,867
Home Depot, Inc.	2,720	821,875
Starbucks Corp.	16,162	1,475,106
Tesla, Inc. (a)	2,200	550,484
		4,698,332
Consumer Staples - 1.84%
Costco Wholesale Corp.	700	395,472
PepsiCo, Inc.	1,900	321,936
		717,408
Energy - 1.92%
Chevron Corp.	2,200	370,964
Exxon Mobil Corp.	3,200	376,256
		747,220
Financials - 11.09%
Bank of America Corp.	12,600	344,988
Charles Schwab Corp.	11,530	632,997
US Bancorp	36,000	1,190,160
Wells Fargo & Co.	52,900	2,161,494
		4,329,639
Health Care - 9.41%
AbbVie, Inc.	7,600	1,132,856
Amgen, Inc.	1,500	403,140
Johnson & Johnson	4,000	623,000
Pfizer, Inc.	9,500	315,115
UnitedHealth Group, Inc.	2,379	1,199,468
		3,673,579
Industrials - 9.27%
Boeing Co. (a)	10,720	2,054,810
General Electric Co.	14,150	1,564,283
		3,619,093

IMS Capital Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

COMMON STOCK - 84.65% (continued)	Shares	Value

Information Technology - 26.44%
Adobe, Inc. (a)	2,700	$1,376,730
Apple, Inc.	13,900	2,379,819
Broadcom, Inc.	590	490,042
Cisco Systems, Inc.	8,000	430,080
Intel Corp.	12,600	447,930
Microsoft Corp.	6,300	1,989,225
NVIDIA Corp.	6,000	2,609,940
QUALCOMM, Inc.	5,388	598,391
		10,322,157

TOTAL COMMON STOCK (Cost $25,485,209)		33,042,880

MONEY MARKET FUND - 15.42%
Federated Hermes Government Obligations Fund - Institutional Shares, 5.20% (b)	6,020,829	$6,020,829

TOTAL MONEY MARKET FUND (Cost $6,020,829)		6,020,829

INVESTMENTS AT VALUE (Cost $31,506,038) - 100.07%		$39,063,709

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.07)%		(27,936)

NET ASSETS - 100.00%		$39,035,773

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at September 30, 2023, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

CORPORATE BONDS - 64.93%	Principal Amount	Value
American Airlines Group, Inc. 3.750%, due 03/01/2025 (a)	$525,000	$497,335
AT&T, Inc., 3.650%, due 09/15/2059	650,000	395,439
Broadcom, Inc., 3.500%, due 02/15/2041 (a)	600,000	416,741
Corning, Inc., 5.450%, due 11/15/2079	500,000	419,460
Enterprise Products Operating LLC, 8.619%, due 08/16/2077 (b)	326,000	322,036
Ford Motor Co., 4.750%, due 01/15/2043	700,000	510,966
Mattel, Inc., 6.200%, due 10/01/2040	600,000	533,479
Meta Platforms, Inc., 4.650%, due 08/15/2062	525,000	417,325
Navient Corp., 5.625%, due 08/01/2033	675,000	489,822
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	383,565
Occidental Petroleum Corp., 6.450%, due 09/15/2036	500,000	493,390
Paramount Global, 4.900%, due 08/15/2044	700,000	467,211
Rite Aid Corp., 7.700%, due 02/15/2027	790,000	68,696
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028 - Liberia	700,000	593,791
Service Properties Trust, 3.950%, due 01/15/2028	725,000	564,750
Staples, Inc., 10.750%, due 04/15/2027 (a)	750,000	437,813
Verizon Communications, Inc., 3.000%, due 11/20/2060	750,000	405,636

TOTAL CORPORATE BONDS (Cost $9,333,331)		7,417,455

STRUCTURED NOTES - 30.07%
Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada (b) (c) (n)	600,000	506,520
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 0.000%, due 04/16/2035 (b) (d) (n)	190,000	340,500
Citigroup Global Markets Holdings, Inc. Callable Fixed to Float Range Accrual Notes, 0.000%, due 01/29/2041 (b) (e) (n)	600,000	305,910
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 0.000%, 03/18/2037 (b) (f) (n)	550,000	241,062
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 01/25/2036 (b) (g) (n)	600,000	222,235
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 02/26/2036 (b) (h) (n)	500,000	415,080
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Notes, 0.000%, due 08/30/2028 (b) (i) (n)	350,000	379,665
Morgan Stanley Fixed to Floating Rate Index Linked Notes, 0.000%, due 05/30/2034 (b) (j) (n)	600,000	129,504
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 06/28/2034 - France (b) (k) (n)	325,000	314,880
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 02/19/2036 - France (b) (l) (n)	600,000	248,650
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Note, 0.000%, 11/19/2036 - France (b) (m) (n)	450,000	331,080

TOTAL STRUCTURED NOTES (Cost $5,295,728)		3,435,086

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

MONEY MARKET FUND - 3.95%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Shares, 5.20% (0)	451,008	$451,008

TOTAL MONEY MARKET FUND (Cost $451,008)		451,008

INVESTMENTS AT VALUE (Cost $15,080,067) - 98.95%		$11,303,549

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.05%		120,051

NET ASSETS - 100.00%		$11,423,600

Percentages are stated as a percent of net assets.

(a) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b) Variable rate security. Rate shown represents the rate in effect at September 30, 2023.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each of the NASDAQ 100® Index and the Russell 2000® Index (each, a “Reference Asset” and, collectively, the “Reference Assets”)Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM, on that day is greater than or equal to its accrual barrier level.

(e) The note will pay interest at a fixed rate of 7.25% per annum for the first 1.5 years following issuance. After the first 1.5 years, contingent interest will accrue on the securities during each accrual period at 7.25% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than or equal to the CMS spread barrier (meaning that CMS30 is greater than or equal to CMS2) on that day and (ii) the closing level of each underlying index, the NASDAQ 100® Index the Russell 2000® Index and S&P 500® Index, on that day is greater than or equal to its accrual barrier level.

(f) Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index, the EURO STOXX® Banks Index and the S&P 500® Index, on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.

(g) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding January 22, 2022 shall be 8.00% per annum. Thereafter, the interest rate will depend on the number of calendar days during any given interest period on which the accrual provision is satisfied. The accrual provision shall be deemed to have been satisfied on each calendar day during such interest period on which (i) the closing level of the S&P 500® Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to the minimum index level and (ii) the closing level of the EURO STOXX® 50 Index, as determined on the accrual determination date relating to such calendar day, is greater than or equal to its minimum index level subject to a minimum interest rate of 0.00% per annum and a maximum interest rate of 10.00% per annum.

(h) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

(i) Interest will accrue on the securities (i) in Year 1: at a rate of 12.00% per annum and (ii) in Years 2 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 60% of the initial index value (which we refer to as the index reference level), at a variable rate equal to 5 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-year Constant Maturity Swap Rate (“2CMS”) as determined on the CMS reference determination date at the start of the quarterly interest payment period; subject to a maximum interest rate of 12.00% per annum for each interest payment period during the floating rate interest period and the minimum interest rate of 0.00% per annum.

(j) Interest will accrue on the securities (i) in Years 1 to 3: at a rate of 10.00% per annum and (ii) in Years 4 to maturity: for each day that the closing value of the S&P 500® Index is greater than or equal to 50% of the initial index value (which we refer to as the index reference level), at a variable rate per annum equal to 4 times the difference, if any, between the 30-Year Constant Maturity Swap Rate (“30CMS”) and the 2-Year Constant Maturity Swap Rate (“2CMS”), as determined on the CMS reference determination date at the start of the related monthly interest payment period; subject to the maximum interest rate of 10.00% per annum for each interest payment period during the floating interest rate period and the minimum interest rate of 0.00% per annum.

(k) For each Interest Period commencing on or after the Original Issue Date through January 2021 (the “Fixed Rate Period”), the interest rate per annum will be equal to the Fixed Interest Rate of 10.000%. For each Interest Period beginning in January 2021 (the “Floating Rate Period”), the interest rate per annum will be equal to the product of (a) the 30-Year Constant Maturity Swap Rate minus the 2-Year Constant Maturity Swap Rate multiplied by the number of days the accrual condition is met divided by the number of days in the accrual period and (b) the Multiplier rate of 50, subject to the Maximum Interest Rate of 10.000% and the Minimum Interest Rate of 0.000%. The accrual condition is satisfied on days where the Dow Jones Industrial AverageTM and EURO STOXX® Banks Index are greater than or equal to 60% of the initial index level.

(l) The Notes pay interest (i) in the first two years, at a fixed rate of 9.00% per annum and (ii) after the first two years to maturity or early redemption by us, at the Variable Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Variable Base Rate × (Variable Days/Actual Days). The “Variable Base Rate” for each Coupon Period will be the product of (i) the 30 Year CMS Rate on the related CMS Determination Date minus the 2 Year CMS Rate on the related CMS Determination Date (the “CMS Reference Spread”) and (ii) the Multiplier, subject to the Maximum Coupon Rate and the Minimum Coupon Rate. If, on the related CMS determination date, the 30 year CMS rate is less than or equal to the 2 year CMS rate, interest will accue at a rate of 0.00% for that coupon period. In addition, if on any calendar day, the closing level of any reference index, the NASDAQ 100® Index and EURO STOXX® Banks Index, is less than its respective coupon barrier level, interest will accrue at a rate of 0.00% per annum for that day.

(m) The Notes pay interest (i) in the first year at a fixed rate of 8.50% and (ii) after the first year to maturity or earlier redemption by us, at the Variable Rate per annum described below. The “Variable Rate” for each Coupon Period commencing on or after the Fixed Rate Cutoff Date will be the rate computed based on the following formula: Base Rate × (Variable Days/Actual Days). The “Base Rate” means a per annum rate of 8.50%. The “Variable Days” means, with respect to each Coupon Period, the actual number of calendar days during such Coupon Period on which the Accrual Condition is satisfied; and the “Actual Days” means, with respect to each Coupon Period, the actual number of calendar days in such Coupon Period. With respect to a calendar day in any Coupon Period commencing on or after the Fixed Rate Cutoff Date, the Accrual Condition will be satisfied on such calendar day if both (i) the Reference Rate on such calendar day is greater than or equal to the Reference Rate Barrier and (ii) the Closing Level of each Reference Index, the NASDAQ 100® Index, S&P 500® Index and EURO STOXX® Banks Index on such calendar day is greater than or equal to its respective Coupon Barrier Level.

(n) This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee. The aggregate value of such securities is $3,435,086 which represents 30.07% of net assets.

(o) Rate shown represents the 7-day effective yield at September 30, 2023, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

Ltd. - Limited

LLC - Limited Liability Corporation

CMS - Constant Maturity Swap

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2023 (Unaudited)

The following is a summary of significant accounting policies followed by IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), each a series of 360 Funds (the “Trust”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Securities Valuations and Fair Value Measurements – Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2023 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The SEC recently adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. Under the new rule, a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2023 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Value Fund’s investments as of September 30, 2023:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$33,042,880	$—	$—	$33,042,880
Money Market Securities	6,020,829	—	—	6,020,829
Total	$39,063,709	$—	$—	$39,063,709

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of September 30, 2023:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds	$—	$7,417,455	$—	$7,417,455
Structured Notes	—	—	3,435,086	3,435,086
Money Market Securities	451,008	—	—	451,008
Total	$451,008	$7,417,455	$3,435,086	$11,303,549

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2023 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2023	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of September 30, 2023
Structured Notes	$3,461,698	$—	$1,414	$(28,026)	$—	$—	$—	$—	$3,435,086
Total	$3,461,698	$—	$1,414	$(28,026)	$—	$—	$—	$—	$3,435,086

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of September 30, 2023:

Quantitative information about Level 3 fair value measurements

	Fair value at 09/30/2023	Valuation technique(s)	Unobservable input	Range
Structured Notes	$3,435,086	Vendor Pricing	Broker quotes (1)	$49.73–$84.42

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at September 30, 2023 was $(28,027) as shown below.

Total Change in Unrealized Depreciation
Structured Notes	$(28,027)
Total	$(28,027)

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Structured Notes – The Income Fund may invest in certain structured products, including interest rate or index-linked notes. The risk of an investment in a structured product depends primarily on the type of collateral securities and the class of the structured product in which the Fund invests. In addition to the standard interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in structured products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2023 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

At September 30, 2023, the aggregate value of such securities amounted to $3,435,087 and the value amounts to 30.07% of the net assets of the Income Fund.

Restricted Securities – Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A (“144A”) or Regulation S (“Reg S”) of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2023, the aggregate value of such securities amounted to $1,351,889 and the value amounts to 11.83% of the net assets of the Income Fund.

Investments	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
American Airlines Group, Inc., 3.75%, due 03/01/2025, 144A	2/04/2021 (a)	$525,000	$489,940	$497,335
Broadcom, Inc., 3.50%, due 02/15/2041	5/23/2023	600,000	441,931	416,741
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021 (b)	750,000	749,422	437,813
			1,681,293	1,351,889

(a)	An additional purchases was made on 4/23/2021.

(b)	Additional purchases were made on 6/3/2021 and 12/29/2021.

Investments – As of September 30, 2023, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$8,258,996	$19,126
Gross (Depreciation)	(736,488)	(3,795,644)
Net Appreciation (Depreciation) on Investments	$7,522,508	$(3,776,518)
Tax Cost	$31,541,201	$15,080,067

For the Value Fund, the difference between book basis and tax basis unrealized appreciation (depreciation) of investments is primarily attributable to the tax deferral of losses on wash sales.